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             GUARANTY AGREEMENT OF LAZARE KAPLAN INTERNATIONAL INC.

    THIS GUARANTY AGREEMENT, dated as of December 8, 1999, by LAZARE KAPLAN INTERNATIONAL INC., a Delaware corporation with an address at 529 Fifth Avenue, New York, New York 10017, telecopier #212-972-9700 (the "Guarantor") in favor of FLEET BANK, N.A., a national banking association with offices at 111 Westminster Street, Providence, Rhode Island 02903, telecopier #401-278-3077 (the "Lender").

                                 WITNESSETH:

    Background. Pursuant to that certain Promissory Note dated as of the date hereof, as the same may be amended from time to time, of Lazare Kaplan Japan, Inc., a corporation organized under the laws of Japan (the "Borrower") payable to the order of the Lender (as the same may be amended from time to time, the "Note"), the Lender has extended a loan to the Borrower in the original principal sum of One Billion One Hundred Million Japanese Yen ('Y'1,100,000,000) (the "Loan"). The Guarantor is a shareholder of the Borrower and the proceeds of the Loan were used to repay a loan from the Guarantor to the Borrower. Therefore, as the financing of the Borrower by the Lender will result in a financial benefit to the Guarantor, the Guarantor desires to guaranty the payment and performance of the obligations, indebtedness and liabilities of the Borrower to the Lender on the terms and conditions, and subject to the limitations, hereinafter set forth.

    NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the Guarantor hereby agrees as follows:

    1. In consideration of any and all loans, advances, acceptances, discounts and extensions of credit made by the Lender to the Borrower, and as an inducement for the Lender to make future loans, advances, acceptances, discounts and extensions of credit, or consign, sell or deliver precious metals, to, for the account of, or on behalf of the Borrower, the Guarantor hereby absolutely and unconditionally guarantees to the Lender, the punctual payment in full of the principal, interest and all other sums and amounts due and to become due from the Borrower to the Lender, at any time and from time to time from the date hereof until termination of the liability of the Guarantor hereunder to the extent hereinafter provided, on account of any and all obligations, indebtedness and liabilities of the Borrower to the Lender, whether now existing or hereafter incurred, whether direct, indirect or contingent, whether otherwise guaranteed or secured, and whether on open account or evidenced by a note, draft, check or other agreement, instrument or document (all of which obligations, indebtedness and liabilities are hereinafter referred to individually as an "Obligation" and collectively as the "Obligations"), including, without limitation, all obligations, indebtedness and liabilities evidenced by or incurred pursuant to that certain Promissory Note of even date herewith in the original principal amount of One Billion One Hundred Million Japanese Yen ('Y'1,100,000,000) issued by the Borrower to the Lender, as the same may be amended from time to time (collectively, the "Financing Agreements").

    2. The Guarantor hereby expressly waives the following: notice of the incurring of indebtedness by the Borrower; presentment and demand for payment, protest, notice of protest and notice of dishonor or non-payment of any instrument evidencing Obligations of







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the Borrower; any right to require suit against the Borrower or any other party before enforcing this guaranty; any right to have security applied before enforcing this guaranty; notice of acceptance of this guaranty; notice of any default hereunder or under any agreement evidencing any of the Obligations; all other notices and demands otherwise required by law which the Guarantor may lawfully waive; and any right of subrogation to the Lender' rights against the Borrower until the Borrower's Obligations are paid in full. The Guarantor hereby expressly agrees that the Lender may, in its sole and absolute discretion, without notice to or further assent of the Guarantor, and without in any way releasing, affecting or impairing the obligations and liabilities of the Guarantor hereunder: (i) waive compliance with, or any default under, or grant any other indulgences with respect to, any of the Obligations or any agreement or instrument securing any of the Obligations;
(ii) modify, amend or change any provisions of any of the Obligations; (iii) grant extensions or renewals of or with respect to any of the Obligations, and/or effect any release, compromise or settlement in connection therewith;
(iv) agree to the substitution, exchange, release or other disposition of all or any part of the collateral at any time securing any Obligation; (v) make advances for the purposes of performing any term or convenant contained in any agreement evidencing any of the Obligations or any instrument or agreement securing the Obligations, with respect to which the Borrower shall be in default; (vi) assign or otherwise transfer any agreement evidencing any of the Obligations and any instrument or agreement securing the Obligations, including without limitation, this guaranty, or any interest therein; and deal in all respects with the Borrower as if this guaranty were not in effect. The obligations of the Guarantor under this guaranty shall be unconditional, irrespective of the genuineness, validity, regularity or enforceability of any agreement evidencing any of the Obligations or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

    3. As a material inducement to the Lender to accept this Agreement, the Guarantor represents and warrants to Lender, which representations and warranties shall be continuing representations and warranties during the term of this Agreement and so long as any amount is due and owing the Lender under the Obligations, as follows:

    (a) Guarantor (i) is duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) has the requisite corporate power and authority to own its properties and to carry on business as now being conducted, and holds all material permits, authorizations and licenses, without material restrictions or limitations, which are necessary for such ownership or business activity, and (iii) is qualified to do business in every jurisdiction where such qualification is necessary except where the failure to so qualify would not have a material adverse effect on the business of the Guarantor, and has the requisite corporate power to execute, deliver and perform this Agreement, the Pledge Agreement of the Guarantor dated the date hereof in favor of the Lender (the "Pledge Agreement"), and any documents executed or delivered in connection with the obligations of the Guarantor under this Agreement. Guarantor has no reason to believe that any such material permits, authorizations or licenses will be revoked, canceled, rescinded, modified or lost.

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    (b) The execution, delivery and performance by the Guarantor of the terms and provisions of this Agreement, the Pledge Agreement, and any other such document(s) have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the articles of incorporation or the by-laws of the Guarantor or any material indenture, agreement or other instrument to which Guarantor is party, or by which Guarantor is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or, except as may be provided by the Pledge Agreement, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Guarantor pursuant to, any such indenture, agreement or other instrument.

    (c) Except as disclosed in the Guarantor's filings with the Securities and Exchange Commission, there is no action, suit or proceedings at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Guarantor threatened, against or affecting the Guarantor which, if adversely determined, would have a material adverse effect on the business, operations, properties, assets or condition, financial or otherwise, of the Guarantor.

    (d) Guarantor is not a party to any agreement or instrument or subject to any charter or other corporate restriction adversely affecting in any material respect its business, properties or assets, operations or conditions, financial or otherwise.

    (e) Guarantor is not in default in the performance, observance or fulfillment of any of the obligations, convenants or conditions contained in any agreement or instrument to which it is a party that would have a material adverse effect on the Guarantor.

    (f) Except as disclosed in the Guarantor's filings with the Securities and Exchange Commission, no statement of fact made by or on behalf of the Guarantor in this Agreement or in any certificate or schedule furnished to the Lender pursuant hereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein or herein not misleading. Except as disclosed in the Guarantor's filings with the Securities and Exchange Commission, there is no fact presently known to the Guarantor which has not been disclosed to the Lender which materially affects adversely, nor as for as the Guarantor can reasonably foresee, will materially affect adversely the property, business, operations or condition (financial or otherwise) of the Guarantor.

    (g) This Agreement, the Pledge Agreement, and all other agreements executed or delivered in connection with this Agreement have been duly executed and delivered by the Guarantor and constitute legal, valid and binding obligations of the Guarantor, enforceable in accordance with their respective terms,


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        subject to bankruptcy, insolvency, reorganization and other similar laws of general application affecting the rights of creditors generally.

    (h) The financial statements heretofore delivered to the Lender by the Guarantor fully and fairly present the financial condition at the dates thereof of the Guarantor.

    4. The Guarantor covenants and agrees that, from the date hereof and until payment and performance in full of all obligations of the Guarantor hereunder, the Guarantor shall pay, observe and perform all of terms, conditions and obligations of the Borrower set forth in the certain Loan Agreement dated as of May 14, 1996, as amended from time to time between the Lender, Bank Leumi USA and the Borrower.

    5. The liability of the Guarantor under this guaranty shall be primary, direct and immediate and not conditional or contingent upon pursuit by the Lender of any remedies it may have against the Borrower or any other party with respect to the Obligations or any instrument or agreement securing the Obligations, whether pursuant to the terms thereof or otherwise. No exercise or nonexercise by the Lender of any right given to it hereunder or under any agreement evidencing any of the Obligations or any instrument or agreement securing any of the Obligations, and no change, impairment or suspension of any right or remedy of the Lender shall in any way affect any of the Guarantor's obligations hereunder or give the Guarantor any recourse against the Lender. Without limiting the generality of the foregoing, the Lender shall not be required to make any demand on the Borrower and/or any other party, or otherwise pursue or exhaust its remedies against the Borrower or any other party, before, simultaneously with or after, enforcing its rights and remedies hereunder against the Guarantor. Any one or more successive and/or concurrent actions may be brought hereon against the Guarantor either in the same action, if any, brought against the Borrower and/or any other party, or in separate actions, as often as any holder of an Obligation, in its sole discretion, may deem advisable. Any action brought on this guaranty with respect to one or more Obligations shall not prevent the commencement of subsequent or separate actions with respect to any other Obligations.

    6. All notices and other communications hereunder (hereinafter, "Notices") shall be in writing, except as otherwise provided in this Agreement; and shall be sent by any one of the following: certified mail, return receipt requested; overnight courier; confirmed telecopier; or by hand and shall addressed (i) if to the Guarantor, to it at its address hereinabove set forth, and (ii) if to the Lender, to it at its address hereinabove set forth. Notices shall be deemed effective three (3) days after deposit in the mail, if sent by certified mail; the next business day, if sent by overnight courier; upon confirmation, if sent by confirmed telecopier; and upon delivery, if sent by hand. The address of any party hereto for such demands, notices and other communications may be changed by giving notice in writing at any time to the other party hereto.

    7. Any payments made by the Guarantor under the provisions of this guaranty shall be made to the Lender at its office at its address first set forth above, unless some other address is hereafter designated by the Lender.

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    8. All rights and remedies afforded to the Lender by reason of this guaranty or by law are separate and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies. No delay or omission by the Lender in exercising any such right or remedy shall operate as a waiver thereof. No waiver of any rights or remedies hereunder, and no modification or amendment hereof, shall be deemed made by the Lender unless in writing and duly executed. Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of the Lender, and no single or partial exercise of any right or remedy hereunder shall preclude further exercise of any other right or remedy.

    9. The obligation of the Guarantor to make payment in accordance with the terms of this guaranty shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Borrower or its estate in bankruptcy or reorganization resulting from the operation of any present or future provision of Title 11 of the United States Code or other statute or from the decision of any court. The obligations of the Guarantor hereunder shall survive any judgment, order, or decree subordinating or voiding in whole or in part the obligations of the Borrower to the Lender and shall extend to the repayment of any sums recovered from the Lender on any basis (including any provision of Chapter 5 of Title 11, United States Code) either before or after satisfaction in full by the Borrower of its obligations to the Lender.

    10. In the event of any breach of the covenants and agreements set forth herein which shall remain incurred following the expiration of 30 days after notice thereof from the Lender to the Guarantor. ("Event of Default"), all indebtedness of the Borrower, regardless of its terms, shall, at the Lender's election, be deemed for the purposes of this guaranty to have become matured, and at the Lender's election, the Guarantor shall promptly pay to the Lender the entire amount of said indebtedness of the Borrower, and the Lender may take any action deemed necessary or advisable to enforce this guaranty.

    11. In the event that a petition in bankruptcy or for an arrangement or reorganization of, or for an order for relief with respect to, the Borrower under the bankruptcy laws or for the appointment of a receiver for the Borrower or any of its property is filed by the Borrower or such a petition or order is filed against the Borrower and is not dismissed following the expiration of a period of ninety (90) days or if the Borrower shall make an assignment for the benefit of creditors or shall become insolvent, or if a default shall occur under or with respect to any of the Obligations, all indebtedness of the Borrower shall, for the purpose of this guaranty, be deemed at the Lenders' election to have become immediately due and payable.

    12. The Guarantor further agrees to pay the Lender any and all costs, expenses and reasonable attorneys' fees paid or incurred by the Lender in collecting or endeavoring to collect the indebtedness of the Borrower or in enforcing or endeavoring to enforce this guaranty.

    13. This guaranty shall operate as an irrevocable and continuing guaranty of all obligations, liabilities and indebtedness of the Borrower incurred under the Financing Agreements.

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    14. The Guarantor hereby grants to the Lender, a lien, security interest and right of set off as security for all liabilities and obligations to the Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Lender or any entity under the control of Fleet Financial Group, Inc., or in transit to any of them. At any time, without demand or notice, the Lender may set off the same or any part thereof and apply the same to any liability or obligation of Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE THE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SET OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

    15. THE GUARANTOR AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY
AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY
CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ACCEPT THIS GUARANTY AGREEMENT AND MAKE THE LOAN.

    16. The Guarantor, to the extent that Guarantor may lawfully do so, hereby submits to the jurisdiction of the courts of the City of New York, State of New York and the United States District Court for the Southern District of New York; as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of any of the Guarantor's obligations under or with respect to this guaranty, and expressly waives any and all objections Guarantor may have as to venue in any of such courts.

    17. This guaranty shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws provisions thereof.

    18. This guaranty shall be binding upon the Guarantor and the Guarantor's successors and assigns, and shall inure to the benefit of Lender and its successors and assigns. The terms "Guarantor" and "Borrower" and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural as the context may require.

    19. Yen ('Y'), the currency in which the Loan is made and denominated, and the place of payment designated therefor is of the essence. The payment obligation of the Guarantor hereunder in Yen ('Y') and the designated place of payment shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to Yen ('Y') and transfer to the designated place of payment under normal banking procedures does not yield the amount owing hereunder at the designated place of payment. In the event that any payment by the Guarantor, whether pursuant to a judgment or otherwise,

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upon such conversion and transfer, does not result in payment of such amount in Yen ('Y') at the designated place of payment, the Lender shall be entitled to demand immediate payment of, and shall have a separate cause of action against the Company for, the additional amount necessary to yield the amount of Yen ('Y') owing hereunder. In the event that any payment by the Guarantor, whether pursuant to a judgment or otherwise, upon such conversion and transfer, results in payment of Yen ('Y') at the designated place of payment in an amount greater than the amount owing, the Lender shall immediately remit the excess to the Guarantor.

    20. If any sum due from the Borrower under the Note, the Guarantor under the Guaranty Agreement or any order or judgment given or made in relation hereto has to be converted from Yen ('Y') into another currency (the "second currency") for the purpose of (a) making or filing a claim or proof against the Borrower or the Guarantor with any governmental authority or in any court or tribunal or (b) obtaining or enforcing any order or judgment given or made in relation hereto, the Guarantor shall indemnify and hold harmless each of the persons or entities to whom such sum is due from and against any loss actually suffered as a result of any discrepancy between (i) the rate of exchange used to convert the amount in question from Yen ('Y') into the second currency and (ii) the rate or rates of exchange at which such person or entity, acting in good faith, purchased Yen ('Y') with the second currency after receipt of a sum paid to it in the second currency in satisfaction, in whole or in part, of any such order, judgment, claim or proof. The foregoing indemnity shall constitute a separate obligation of the Guarantor distinct from its other obligations hereunder and shall survive the giving or making of any judgment or order in relation to all or any of such other obligations. In the event that any sum due from the Borrower under the Note, the Guarantor under the Guaranty Agreement or any order or judgment given or made in relation hereto has to be converted from Yen ('Y') into a second currency for any of the foregoing reasons, and such conversion results in payment of Yen ('Y') at the designated place of payment in an amount greater than the amount owing; the Lender shall immediately remit the excess to the payor.

    21. The payment and performance of this Guaranty Agreement is secured by, and entitled to the benefits of, the Pledge Agreement.

    IN WITNESS WHEREOF, this Guaranty Agreement has been executed and delivered to the Lender by the undersigned Guarantor as of the date first above written.


WITNESS:                                 LAZARE KAPLAN INTERNATIONAL
                                         INC.

[SIGNATURE ILLEGIBLE]                    By: S.L. Ginsberg
-----------------------------------          ---------------------------------
                                             Title: EVP & CFO

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